CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Mark Bruk, CEO, Secretary and Treasurer of Xten Networks, Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the quarterly report on Form 10-QSB of Xten Networks Inc. for the three month period ended July 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Xten Networks, Inc.

Dated: September 14, 2004

/s/ Mark Bruk
Mark Bruk
CEO, Secretary and Treasurer
(Principal Financial Officer and Principal Accounting Officer)